23.2 Consent of Michael Johnson & Co.*

                           Michael Johnson & Co., LLC
                          Certified Public Accountants
                         9175 E. Kenyon Ave., Suite 100
                             Denver, Colorado 80237

                         CONSENT OF INDEPENDENT AUDITOR

As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 20, 2001, in Cormax Business Solutions, Inc. Form 10KSB for
the year ended December 31, 2000, and to all references to our firm included in this Registration Statement.

/s/ Michael Johnson & Co., LLC
Denver, Colorado
March 8, 2002